                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  March 10, 1998
(Date of earliest event reported)

Commission File No. 333-43609

NATIONSLINK FUNDING CORPORATION (as depositor under Amended and Restated Pooling and Servicing Agreement, dated as of March 1, 1998, relating to the NationsLink Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 1998-1)


                         NATIONSLINK FUNDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                                          56-1950039
--------------------------------------------------------------------------------
(State of Incorporation)                   (I.R.S. Employer Identification No.)


NationsBank Corporate Center, 100 North Tryon Street, Charlotte, NC                 28255
------------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                          (Zip Code)



                                 (704) 386-2400
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code

ITEM 5.    Other Events

                           Attached as an exhibit are the Computational
         Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by NationsBanc Montgomery Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
----------                                -----------
      (99)                Computational Materials prepared by
                          NationsBanc Montgomery Securities LLC in connection
                          with NationsLink Funding Corporation, Commercial
                          Mortgage Pass-Through Certificates, Series 1998-1

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NATIONSLINK FUNDING CORPORATION


March 10, 1998

                                          By:      /s/ James E. Naumann
                                                   ----------------------------
                                            Name:  James E. Naumann
                                            Title: Senior Vice President

                                INDEX TO EXHIBITS




                                                                Paper (P) or
Exhibit No.          Description                                Electronic (E)
-----------          -----------                                --------------
   (99)              Computational Materials prepared           P
                     by NationsBanc Montgomery Securities
                     LLC in connection with NationsLink
                     Funding Corporation, Commercial
                     Mortgage Pass-Through Certificates,
                     Series 1998-1

